T. Rowe Price Summit Municipal Income Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2023, Austin Applegate will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Applegate joined T. Rowe Price in 2011.

Effective December 31, 2023, Mr. Applegate will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Mallas retires.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2023, Austin Applegate will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Applegate joined the Firm in 2011, and his investment experience dates from 2004. During the past five years, he has served as a municipal bond credit research analyst, an associate portfolio manager for the municipal bond strategies, and as a portfolio manager.

Effective December 31, 2023, Mr. Applegate will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Mallas retires.

The date of this supplement is December 12, 2022.

F84-041 12/12/22